Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2013
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2011	2012	2013
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	3,234,264	3,637,452	4,443,910

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,265,550	3,282,663	3,247,874
Dilutive effect of employee stock options and restricted share units	11,154	5,667	8,423
Weighted average number of ordinary shares outstanding, diluted	3,276,704	3,288,330	3,256,297
Net income per share, basic (RMB)	0.99	1.11	1.37
Net income per share, diluted (RMB)	0.99	1.11	1.36